Exhibit 99.1

Icahn Enterprises L.P. Investor Presentation March 2021

Forward-Looking Statements and Non-GAAP Financial Measures Forward-Looking Statements This presentation contains certain statements that are, or may be deemed to be, “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements included herein, other than statements that relate solely to historical fact, are “forward-looking statements.” Such statements include, but are not limited to, any statement that may predict, forecast, indicate or imply future results, performance, achievements or events, or any statement that may relate to strategies, plans or objectives for, or potential results of, future operations, financial results, financial condition, business prospects, growth strategy or liquidity, and are based upon management’s current plans and beliefs or current estimates of future results or trends. Forward-looking statements can generally be identified by phrases such as “believes,” “expects,” “potential,” “continues,” “may,” “should,” “seeks,” “predicts,” “anticipates,” “intends,” “projects,” “estimates,” “plans,” “could,” “designed,” “should be” and other similar expressions that denote expectations of future or conditional events rather than statements of fact. Our expectations, beliefs and projections are expressed in good faith and we believe that there is a reasonable basis for them. However, there can be no assurance that these expectations, beliefs and projections will result or be achieved. There are a number of risks and uncertainties that could cause our actual results to differ materially from the forward-looking statements contained in this presentation, including economic, competitive, legal and other factors, including the severity, magnitude and duration of the COVID-19 pandemic. These risks and uncertainties are described in our Annual Report on Form 10-K for the year ended December 31, 2020. There may be other factors not presently known to us or which we currently consider to be immaterial that may cause our actual results to differ materially from the forward-looking statements. All forward-looking statements attributable to us or persons acting on our behalf apply only as of the date of this presentation and are expressly qualified in their entirety by the cautionary statements included in this presentation. Except to the extent required by law, we undertake no obligation to update or revise forward-looking statements to reflect events or circumstances after the date such statements are made or to reflect the occurrence of unanticipated events. Non-GAAP Financial Measures This presentation contains certain non-GAAP financial measures, including EBITDA, Adjusted EBITDA and Indicative Net Asset Value. The non-GAAP financial measures contained herein have limitations as analytical tools and should not be considered in isolation or in lieu of an analysis of our results as reported under U.S. GAAP. These non-GAAP measures should be evaluated only on a supplementary basis in connection with our U.S. GAAP results, including those reported in our consolidated financial statements and the related notes thereto contained in our Annual Report on Form 10-K for the year ended December 31, 2020. A reconciliation of these non-GAAP financial measures to the most directly comparable GAAP financial measures can be found in the back of this presentation.

Company Overview

Icahn Enterprises L.P. is a diversified holding company with operating segments in Investment, Energy, Automotive, Food Packaging, Metals, Real Estate, Home Fashion and Pharma IEP is majority owned and controlled by Carl Icahn ◦Over many years, Carl Icahn has contributed most of his businesses to and executed transactions primarily through IEP ◦As of December 31, 2020, Carl Icahn and his affiliates owned approximately 92% of IEP’s outstanding depositary units IEP has daily liquidity through its ability to redeem its investment in the funds on a daily basis ($Millions) As of Decccmber 31, 2020 Twelve Months Ended December 31, 2020 Assets Revenue Net Income (Loss) Atttributable to IEP Adjusted EBITDA Attributable to IEP Investment segment total assets represents total equity (equity attributable to IEP was $4.3 billion) Pharma segment results are for the period beginning December 11, 2020.

Summary Corporate Organizational Chart



Icahn Enterprises G.P. Inc.
1%
Icahn Enterprises L.P. (NasdaqGS: IEP)
99% LP Interest
1%
Icahn Enterprises Holdings L.P.
89%
Viskase Companies Inc. (OTCPK:VKSC)
One of the worldwide leaders in cellulosic, fibrous and plastic casings for processed meat industry
As of 12/31/2020, Icahn Enterprises had investments with a fair market value of approximately $4.3 billion in the Investment Funds
Icahn Capital LP
100%
100%
Icahn Automotive Group LLC
Engaged in the distribution of automotive parts in the aftermarket as well as providing automotive services
One of the largest independent metal recycling companies in the US
PSC Metals LLC
100%
71%
CVR Energy Inc. (NYSE: CVI)
Independent refiner and marketer of transportation fuels
Consists of rental commercial real estate, property development and associated resort activities
AREP Real Estate Holdings, LLC
100%
36%
CVR Partners, LP (NYSE: UAN)
Producer and distributer of nitrogen fertilizer products
Provider of home textile products for nearly 200 years
WestPoint Home LLC
100%
Specialty pharmaceutical company
Vivus, Inc.
100%

Note: Percentages denote equity ownership as of December 31, 2020. Excludes intermediary and pass-through entities.

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IEP’s subsidiary companies possess key competitive strengths and / or leading market positions IEP seeks to create incremental value by investing in organic growth and targeting businesses that offer consolidation opportunities ◦Capitalize on attractive interest rate environment to pursue acquisitions and recognize meaningful synergies Strategically located mid-continent petroleum refiner and nitrogen fertilizer producer Engaged in the distribution of automotive parts in the aftermarket as well as providing automotive services Leading global market position in non-edible meat casings poised to capture further growth in emerging markets Established regional footprint positioned to actively participate in consolidation of the highly fragmented scrap metal market AREP Real Estate Holdings, LLC Long-term real estate investment horizon with strong, steady cash flows 200 year heritage with some of the best known brands in home fashion; consolidation likely in fragmented sector Dedicated to addressing the therapeutic needs of patients with serious medical conditions and life-limiting diseases The Company’s diversification across multiple industries and geographies provides a natural hedge against cyclical and general economic swings

Evolution of Icahn Enterprises

- IEP began as American Real Estate Partners, which was founded in 1987, and now has diversified its portfolio to seven operating segments and approximately $25 billion of assets as of December 31, 2020
- IEP has demonstrated a history of successfully acquiring undervalued assets and improving and enhancing their operations and financial results
- IEP's record is based on a long-term horizon that can enhance business value for continued operations and/or facilitate a profitable exit strategy
  - In 2017, IEP sold American Railcar Leasing for $3.4 billion, resulting in a pre-tax gain of $1.7 billion
  - In 2018, IEP sold Federal-Mogul for $5.1 billion, resulting in a pre-tax gain of $251 million, Tropicana for $1.5 billion, resulting in a pre-tax gain of $779 million, and American Railcar Industries for $1.75 billion, resulting in a pre-tax gain of $400 million
  - In 2019, IEP sold Ferrous Resources for aggregate consideration of approximately $550 million (including repaid indebtedness), resulting in a pre-tax gain of $252 million
- Acquired partnership interest in Icahn Capital Management L.P. in 2007
  - IEP and certain of Mr. Icahn's wholly owned affiliates are the sole investors in the Investment Funds
- IEP also has grown the business through organic investment and through a series of bolt-on acquisitions

Timeline of Recent Acquisitions and Exits

As of December 31, 2009[1]
- Mkt. Cap: $3.0bn
- Total Assets: $18.9bn

Current[2]
- Mkt. Cap: $12.5bn
- Total Assets: $25.0bn

Year: 2010 | 2011 | 2012 | 2013 | 2014 | 2015 | 2016 | 2017 | 2018 | 2019 | 2020

American Railcar Industries
1/15/10: 54.4% of ARI's shares outstanding were contributed by Carl Icahn in exchange for IEP depositary units

Viskase
1/15/10: 71.4% of Viskase's shares outstanding were contributed by Carl Icahn in exchange for IEP depositary units

Tropicana Entertainment
11/15/10: Received an equity interest as a result of a Ch.11 restructuring and subsequently acquired a majority stake

CVR Energy
5/4/12: Acquired a majority interest in CVR via a tender offer to purchase all outstanding shares of CVR

CVR Refining & CVR Partners
2013: CVR Refining completed IPO and secondary offering. CVR Partners completed a secondary offering

American Railcar Leasing
10/2/13: Acquired 75% of ARL from companies wholly owned by Carl Icahn

IEH Auto Parts Holding
6/1/15: Acquired substantially all of the auto part assets in the U.S. of Uni-Select Inc.

Ferrous Resources
6/8/15: IEP acquired a controlling interest in Ferrous Resources

Pep Boys
2/4/16: IEP acquired Pep Boys

American Railcar Leasing
2017: Sale of ARL for $3.4 billion

American Railcar Industries
12/5/18: Sold American Railcar Industries for $1.75 billion

Federal-Mogul & Tropicana
10/1/18: Sold Federal-Mogul for $5.1 billion and Tropicana for $1.5 billion

Ferrous Resources
8/1/19: Sold Ferrous Resources for $550 million, IEP share of cash proceeds was $463 million

Vivus, Inc
12/11/2020: Acquired all of the outstanding common stock of Vivus upon its emergence from bankruptcy

(1) Based on the closing stock price of $38.85 and approximately 76.3 million depositary and general partner equivalent units outstanding as of December 31, 2009
(2) Based on the closing stock price of $50.67 and approximately 246.2 million depositary and general partner equivalent units outstanding as of December 31, 2020

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IEP seeks undervalued companies and often becomes “actively” involved in the targeted companies Putting Activism into Action Activist strategy requires significant capital, rapid execution and willingness to take control of companies Implement changes required to improve businesses Purchase of Stock or Debt IEP pursues its activist strategy and seeks to promulgate change Dealing with the board and management Proxy fights Tender offers Taking control IEP’s investment and legal team is capable of unlocking a target’s hidden value Financial / balance sheet restructuring Operation turnarounds Strategic initiatives Corporate governance changes Mr. Icahn and Icahn Capital have a long and successful track record of generating significant returns employing the activist strategy ◦IEP’s subsidiaries often started out as investment positions in debt or equity either directly by Icahn Capital or Mr. Icahn Active participation in the strategy and capital allocation for targeted companies ◦Not involved in day-to-day operations IEP will make necessary investments to ensure subsidiary companies can compete effectively

Led by Carl Icahn ◦Substantial investing history provides IEP with unique network of relationships and access to Wall Street Team consists of professionals with diverse backgrounds ◦Well rounded team with professionals focusing on different areas such as equity, distressed debt and credit Note: As of December 31, 2020

Overview of Operating Segments

Investment Segment FYE December 31, ($Millions) 2018 2019 2020 Significant Holdings As of December 31, 2020 Company Mkt. Value ($mm) % Ownership(2) $1,534 9.5% $985 15.6% (3) $971 6.4% $928 10.3% $735 16.8% Total economic ownership as a percentage of common shares issued and outstanding.

Energy Segment FYE December 31, ($Millions) 2018 2019 2020

Automotive Segment FYE December 31, ($Millions) 2018 2019 2020

Food Packaging Segment FYE December 31, ($Millions) 2018 2019 2020

Metals Segment FYE December 31, ($Millions) 2018 2019 2020

Real Estate Segment FYE December 31, ($Millions) 2018 2019 2020

Home Fashion Segment FYE December 31, ($Millions) 2018 2019 2020

Pharma Segment December 31, ($Millions) 2020 Pharma segment results are for the period beginning December 11, 2020. alance Sheet data as of the end of each respective fiscal period.

Financial Performance

Net Income (Loss) Attributable to Icahn Enterprises Investment $319 ($775) ($765) Investment $339 ($723) ($673) Energy 213 246 (194) Energy 460 572 (15) Automotive (230) (197) (198) Automotive (48) (80) (45) Food Packaging (12) (17) 4 Food Packaging 43 37 48 Metals 5 (22) - Metals 24 2 20 Real Estate 112 16 (16) Real Estate 48 24 28 Home Fashion (11) (17) (7) Home Fashion - (6) 3 Pharma--(1) Mining3299- Railcar1-- Holding Company(638)(599)(476) Discontinued Operations1,720(32)- $1,482($1,098)($1,653) Adjusted EBITDA Attributable to Icahn Enterprises Mining 16 55 - Railcar (2) - - Holding Company (323) (343) (102) $557 ($462) ($735)

($Millions) FYE December 31, 2018 2019 2020

($Millions) As of December 31, 2020 Investment Energy Automotive Food Packaging Metals Real Estate Home Fashion Pharma Holding Company Consolidated $14$667$45$16$1$21$2$8$925 1,5587--286-11 8,23925340--15--366 -1781098864103320- -2981,0808922-8110- -2,7478571608231065-7 -238376319121282- 4,308335582101371211966 $1,699 1,592 8,913 502 1,580 4,228 958 5,515 $14,119$4,723$3,089$485$217$486$227$326$1,315 $2,256$1,189$1,167$181$73$45$65$64$110 2,521-------- -1,69136815116121-5,811 $24,987 $5,150 2,521 8,059 $4,777$2,880$1,535$332$89$46$86$64$5,921 $4,283$1,039$1,554$141$128$440$141$262($4,606) 5,059804-12----- $15,730 $3,382 5,875 $9,342$1,843$1,554$153$128$440$141$262($4,606) $9,257 $14,119$4,723$3,089$485$217$486$227$326$1,315 $24,987 ASSETS Cash and cash equivalents Cash held at consolidated affiliated partnerships and restricted cash Investments Accounts receivable, net Inventories, net Property, plant and equipment, net Goodwill and intangible assets, net Other assets Total assets LIABILITIES AND EQUITY Accounts payable, accrued expenses and other liabilities Securities sold, not yet purchased, at fair value Debt Total liabilities Equity attributable to Icahn Enterprises Equity attributable to non-controlling interests Total equity Total liabilities and equity

Significant Valuation demonstrated by market value of IEP’s public subsidiaries and Holding Company interest in Funds and book value or market comparable of other assets Market-valued Subsidiaries and Investments: Note: Indicative net asset value does not purport to reflect a valuation of IEP. The calculated Indicative net asset value does not include any value for our Investment Segment other than the fair market value of our investment in the Investment Funds. A valuation is a subjective exercise and indicative net asset value does not necessarily consider all elements or consider in the adequate proportion the elements that could affect the valuation of IEP. Investors may reasonably differ on what such elements are and their impact on IEP. No representation or assurance, express or implied is made as to the accuracy and correctness of indicative net asset value as of these dates or with respect to any future indicative or prospective results which may vary. Represents equity attributable to us as of each respective date. Based on closing share price on each date (or if such date was not a trading day, the immediately preceding trading day) and the number of shares owned by the Holding Company as of each respective date. Amounts based on market comparables due to lack of material trading volume, valued at 9.0x Adjusted EBITDA for the twelve months ended December 31, 2019, March 31, 2020, June 30, 2020, September 30,2020 and December 31, 2020. For September 30,2020, pro forma for Viskase’s $100 million equity private placement and debt refinancing completed in October 2020. Holding Company’s balance as of each respective date. For March 31, 2020, the distribution payable was adjusted to $431 million, which represents the actual distribution paid subsequent to March 31, 2020. Holding Company’s balance as of each respective date. For September 30, 2020, Holding Company cash and cash equivalents is pro forma for Viskase’s $100 million equity private placement completed in October 2020.

Adjusted EBITDA Reconciliation

Non-GAAP Financial Measures The Company uses certain non-GAAP financial measures in evaluating its performance. These include non-GAAP EBITDA and Adjusted EBITDA. EBITDA represents earnings from continuing operations before interest expense, income tax (benefit) expense and depreciation and amortization. We define Adjusted EBITDA as EBITDA excluding certain effects of impairment, restructuring costs, certain pension plan expenses, gains/losses on disposition of assets, gains/losses on extinguishment of debt, major scheduled turnaround expenses, certain tax settlements and certain other non-operational charges. We present EBITDA and Adjusted EBITDA on a consolidated basis and attributable to Icahn Enterprises net of the effects of non-controlling interests. We conduct substantially all of our operations through subsidiaries. The operating results of our subsidiaries may not be sufficient to make distributions to us. In addition, our subsidiaries are not obligated to make funds available to us for payment of our indebtedness, payment of distributions on our depositary units or otherwise, and distributions and intercompany transfers from our subsidiaries to us may be restricted by applicable law or covenants contained in debt agreements and other agreements to which these subsidiaries currently may be subject or into which they may enter into in the future. The terms of any borrowings of our subsidiaries or other entities in which we own equity may restrict dividends, distributions or loans to us. We believe that providing EBITDA and Adjusted EBITDA to investors has economic substance as these measures provide important supplemental information of our performance to investors and permits investors and management to evaluate the core operating performance of our business without regard to interest, taxes and depreciation and amortization and certain effects of impairment, restructuring costs, certain pension plan expenses, gains/losses on disposition of assets, gains/losses on extinguishment of debt, major scheduled turnaround expenses, certain tax settlements and certain other non-operational charges. Additionally, we believe this information is frequently used by securities analysts, investors and other interested parties in the evaluation of companies that have issued debt. Management uses, and believes that investors benefit from referring to these non-GAAP financial measures in assessing our operating results, as well as in planning, forecasting and analyzing future periods. Adjusting earnings for these charges allows investors to evaluate our performance from period to period, as well as our peers, without the effects of certain items that may vary depending on accounting methods and the book value of assets. Additionally, EBITDA and Adjusted EBITDA present meaningful measures of performance exclusive of our capital structure and the method by which assets were acquired and financed. EBITDA and Adjusted EBITDA have limitations as analytical tools, and you should not consider them in isolation, or as substitutes for analysis of our results as reported under generally accepted accounting principles in the United States, or U.S. GAAP. For example, EBITDA and Adjusted EBITDA: do not reflect our cash expenditures, or future requirements for capital expenditures, or contractual commitments; do not reflect changes in, or cash requirements for, our working capital needs; and do not reflect the significant interest expense, or the cash requirements necessary to service interest or principal payments on our debt. Although depreciation and amortization are non-cash charges, the assets being depreciated or amortized often will have to be replaced in the future, and EBITDA and Adjusted EBITDA do not reflect any cash requirements for such replacements. Other companies in the industries in which we operate may calculate EBITDA and Adjusted EBITDA differently than we do, limiting their usefulness as comparative measures. In addition, EBITDA and Adjusted EBITDA do not reflect the impact of earnings or charges resulting from matters we consider not to be indicative of our ongoing operations. EBITDA and Adjusted EBITDA are not measurements of our financial performance under U.S. GAAP and should not be considered as alternatives to net income or any other performance measures derived in accordance with U.S. GAAP or as alternatives to cash flow from operating activities as a measure of our liquidity. Given these limitations, we rely primarily on our U.S. GAAP results and use EBITDA and Adjusted EBITDA only as a supplemental measure of our financial performance.

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